TeraWulf Reaffirms Business as Usual at the Nautilus Facility Amid Talen’s Sale of Data Center Campus Announces Exercise of Option to Expand at Nautilus Highlights Value of Over 300 MW of Available Digital Infrastructure Capacity at Lake Mariner Facility EASTON, Md. – March 4, 2024 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), owners and operators of vertically integrated, domestic bitcoin mining facilities powered by more than 95% zero-carbon energy, today issued the following statement regarding Talen’s sale of the Cumulus data center campus and disclosed the exercise of its option to increase its energy resources by an additional 50 MW at the Nautilus facility, bringing TeraWulf’s bitcoin mining capacity at the Pennsylvania site to 100 MW. "I extend congratulations to our valued partner, Talen, on the sale of the Cumulus data center campus to Amazon Web Services," said Paul Prager, Chief Executive Officer of TeraWulf. "This sale underscores the considerable value of scalable infrastructure with access to low-cost, sustainable power adaptable for high-performance computing or AI." “Talen's recent announcement also highlights the significant value inherent within our wholly-owned Lake Mariner facility in Upstate NY, with over 300 MW of available capacity ideally situated to support data center infrastructure with access to an abundant supply of 93% zero-carbon power,” continued Prager. The Nautilus facility represents the first behind-the-meter Bitcoin mining facility of its kind, directly sourcing reliable, carbon-free, 24x7 baseload power from the 2.5 GW Susquehanna nuclear generation station in Pennsylvania. The Company began mining at the Nautilus facility, a joint venture with Cumulus Coin, LLC, in February 2023 and deployed its full share in phase one of the facility – 50 MW – in April 2023. TeraWulf’s additional 50 MW of capacity at the Nautilus facility is expected to come online in 2025 and could accommodate up to 2.5 EH/s of operational mining capacity. TeraWulf’s current 50 MW of operational bitcoin mining at the Nautilus facility benefits from a direct supply of zero-carbon power contracted at a fixed rate of 2.0 cents per kilowatt-hour for a term of five years with two successive three-year renewal options. Nazar Khan, Chief Operating Officer of TeraWulf, stated, “We’re excited to announce our plans to double TeraWulf’s bitcoin mining capacity at the Nautilus facility in the next year. With the upcoming halving event in mind, this expansion brings significant benefits for TeraWulf as we expand our operations with the Nautilus site’s leading lowest cost of power at just two cents per kilowatt hour.” Khan continued, “Cost of power is arguably the most important metric when considering the success of a miner post-halving. Since this is the only metric directly impacted by the event, a bitcoin miner’s cost of power can determine whether or not they will emerge from this event successful. TeraWulf is positioned exceptionally favorably in this case, having one of the leading costs of power throughout the space, averaging around 3.5 cents across our two sites.”

About TeraWulf TeraWulf owns and operates vertically integrated, environmentally clean bitcoin mining facilities in the United States. Led by an experienced group of energy entrepreneurs, the Company currently has two Bitcoin mining facilities: the wholly owned Lake Mariner facility in New York, and Nautilus Cryptomine facility in Pennsylvania, a joint venture with Cumulus Coin, LLC. TeraWulf generates domestically produced Bitcoin powered by 95% zero carbon energy resources including nuclear, hydro, and solar with a goal of utilizing 100% zero-carbon energy. With a core focus on ESG that ties directly to its business success, TeraWulf expects to provide industry leading mining economics at an industrial scale. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining, and/or regulation regarding safety, health, environmental and other matters, which could require significant expenditures; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) adverse geopolitical or economic conditions, including a high inflationary environment; (8) the potential of cybercrime, money- laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (10) employment workforce factors, including the loss of key employees; (11) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination; and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov. Company Contact: Jason Assad Director of Corporate Communications assad@terawulf.com (678) 570-6791